UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

Petros Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39752 (Commission File Number)	85-1410058 (I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036
(Address of principal executive offices) (Zip code)

(973) 242-0005
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 20, 2024, Petros Pharmaceuticals, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on October 14, 2024, the record date for the Annual Meeting, there were 10,008,822 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding, with each share entitled to one vote, and 1,038.44 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (“Preferred Stock”), issued and outstanding, with the Preferred Stock entitled to an aggregate of 461,523 votes, constituting all of the eligible securities entitled to vote on the proposals described below. Holders of the Company’s Common Stock and Preferred Stock with a total aggregate voting power of 4,366,998 votes were present in person or represented by proxy at the Annual Meeting.

The matters described below were submitted to a vote of the holders of the Company’s Common Stock and Preferred Stock at the Annual Meeting. Each proposal is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 25, 2024, as supplemented on November 18, 2024 (the “Proxy Statement”). All proposals were approved by the Company’s stockholders.

1.	Election of the three directors named in the Proxy Statement to the Board to serve until the annual meeting of stockholders in 2025 or until each one’s respective successor has been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Joshua N. Silverman	1,897,502	115,574	12,831	2,341,091
Bruce T. Bernstein	1,900,520	112,456	12,931	2,341,091
Wayne R. Walker	1,898,782	113,364	13,761	2,341,091

2.	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
3,984,099	233,743	149,156

3.	Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
1,433,687	577,296	14,924	2,341,091

4.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of the Company’s Common Stock at a ratio in the range of 1-for-2 to 1-for-25, with such ratio to be determined by the Board in its discretion and included in a public announcement.

For	Against	Abstain	Broker Non-Votes
2,949,518	1,350,781	66,699	2,341,091

5.	Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the proposals presented at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
2,797,349	1,505,101	64,548	2,341,091

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROS PHARMACEUTICALS, INC.

Date: November 21, 2024	By:	/s/ Fady Boctor
Name: Fady Boctor
Title: President and Chief Commercial Officer